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                                                                    EXHIBIT 99.1

      DISCLOSURE PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


 Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of United Bancorp, Inc. (the "Company") does hereby certify, to such officer's knowledge, that the Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



 /s/ David S. Hickman                                        February 12, 2003
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 David S. Hickman                                                  Date
 Chairman and Chief Executive Officer


 /s/ Dale L. Chadderdon                                       February 12, 2003
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 Dale L. Chadderdon                                                Date
 Senior Vice President, Secretary & Treasurer















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